Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Titan	Two well extension

Ocean Nomad	One option well

Ocean Guardian	One option well

Ocean Summit	52-day extension

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (2) (Note 1)
Ocean Victory (Note 2)	5,500’	GOM	Actively Marketing	DODI			mid Dec. 2010	late Mar. 2011
		GOM	Contract Continuation	ATP	continue six-well minimum	low 560’s	late Mar. 2011	mid July 2011
		GOM	Contract Continuation	ATP	balance 1-year term	low 540’s	mid July 2011	late Sept. 2011
Ocean Monarch (Note 3)	10,000’	GOM	Resume Original Contract	Anadarko	cont. four-year term	low 440’s	early August 2010	mid March 2013
Domestic 2nd Generation Semisubmersibles (1) (Note 1)
Ocean Saratoga	2,200’	GOM	Current Contract	Taylor	one-year extension	200-210	mid July 2010	late June 2011
Domestic Jack-ups (2) (Note 1)
Ocean Columbia	250’ IC	GOM	Actively Marketing	DODI
Ocean Titan	350’ IC	GOM	Current Contract	Ankor	two well extension	low 70’s	late Dec. 2010	late Feb. 2011
Note (1). On October 12, 2010, the U.S. government lifted the ban on certain drilling activities in the GOM, which had been initially imposed on May 30, 2010 following the Macondo well blowout. All drilling in the GOM is now subject to compliance with enhanced safety requirements set forth in Notices to Lessees 2010-N05 and 2010-N06, both of which were implemented during the drilling ban. Additionally, all drilling in the GOM will be required to comply with the Interim Final Rule to Enhance Safety Measures for Energy Development on the Outer Continental Shelf (Drilling Safety Rule) and the Workplace Safety Rule on Safety and Environmental Management Systems, both of which were issued on September 30, 2010, once they become final. We continue to evaluate these new measures to ensure that our rigs and equipment are in full compliance, where applicable. Additional requirements could be forthcoming based on further recommendations by regulatory agencies investigating the Macondo incident. We are not able to predict the likelihood, nature or extent of additional rulemaking or when the interim rules, or any future rules, could become final. Nor are we able to predict when the Bureau of Ocean Energy Management, Regulation and Enforcement (BOEM) will issue drilling permits to our customers. We are not able to predict the future impact of these events on our operations. Even with the drilling ban lifted, certain deepwater activities remain suspended until the BOEM resumes its regular permitting of those activities.
Note (2). — Victory — In regard solely to the ATP contract, and for a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the third quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.
Note (3). Monarch — On September 13, 2010, we received notice of termination of the drilling contract from the operator, Anadarko Petroleum Corporation, on the grounds that the actions of certain governmental authorities, relating to a moratorium on certain drilling activities in the U.S. Gulf of Mexico following the Macondo well blowout, constitute a condition of force majeure under the drilling contract. The operator has also filed suit against us in U.S. District Court in Houston seeking a declaratory judgment that its termination of the drilling contract is warranted under the contract. We do not believe the events cited by the operator come within the definition of force majeure under the drilling contract, and we do not believe that the operator has the right to terminate the drilling contract on this basis. Although we cannot predict with certainty the results of any such litigation, and there can be no assurance as to its ultimate outcome, we intend to vigorously defend this litigation and challenge the operator’s attempt to terminate the drilling contract.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (26)
North Sea/Mediterranean
Ocean Nomad	1,200’	North Sea	Current Contract	BG Intl.	one well + 3 options	mid 240’s	late Dec. 2010	early June 2011
Ocean Guardian	1,500’	Falkland Is.	Current Contract	AGR/Desire/ Rockhopper	Ten firm wells	mid 240’s	mid Feb. 2010	mid April 2011
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	remainder Nomad contract	high 330’s	late April 2010	early April 2011
		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	early April 2011	late July 2011
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	three-year term + unpriced option	high 340’s	mid Aug. 2010	mid June 2013
Ocean Endeavor (Note 4)	10,000’	Egypt	Current Contract	Burullus	one-year term + unpriced option	mid 220’s	mid July 2010	mid July 2011
Ocean Confidence		Angola	Current Contract	Cobalt	two wells + one firm option well	low 360’s	early Jan. 2011	late Aug. 2011
			Mobe to GOM	DODI			late Aug. 2011	late Oct. 2011
		GOM	Future Contract	Murphy	resume interrupted contract + unpriced option	low 510’s	late Oct. 2011	late Oct. 2012
Ocean Valiant (Note 5)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011
Note (4). Endeavor — In connection with the relocation of this rig out of the GOM pursuant to this contract, the previous operator paid an early termination fee of $31 million in order to satisfy certain contractual obligations.
Note (5). Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Australasia
Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	mid Feb. 2011
Ocean America	5,500’	Australia	Interrupt Current Contract	DODI	Maintenance/mobe		mid Dec. 2010	late Feb. 2011
			Resume Current Contract	Woodside	remainder term	mid 420’s	late Feb. 2011	mid July 2012
Ocean Epoch	3,000’	Australia	Current Contract	Japan Energy	one well	mid 290’s	mid Dec. 2010	late Jan. 2011
		Australia	Five year survey	DODI			late Jan. 2011	early May 2011
Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term	high 250’s	mid Oct. 2008	late Jan. 2011
		Indonesia	Future Contract	Premier Oil	two wells + unpriced option	low 240’s	late Jan. 2011	late April 2011
Ocean Rover	8,000’	Indonesia	Future Contract	Murphy/Hess	est. six months	high 370’s	mid Dec. 2010	late May 2011
		Malaysia	Resume Current Contract	Murphy	resume two-year ext.	low 450’s	late May 2011	early Sept. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term + unpriced option	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Whittington	1,650’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Aug. 2012
Ocean Concord	2,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	high 240’s	early Jan. 2008	early Jan. 2013
Ocean Lexington	2,200’	Brazil	Current Contract	OGX	3-year term + unpriced option	mid 330’s	early Feb. 2010	early Feb. 2013
Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014
Ocean Quest	4,000’	Brazil	Current Contract	OGX	2-year term + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011
		Brazil	Remainder term at new blended rate	OGX	revised 2-year term + unpriced option	low 270’s	mid Feb. 2011	late Dec. 2011
		Brazil	Future Contract	OGX	1-year extension + unpriced option	low 250’s	late Dec. 2011	late Dec. 2012
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid Oct. 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,250’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late July 2010	late June 2016
Ocean Star	5,500’	Brazil	Current Contract	OGX	one year + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011
			Future Contract	OGX	part one of 2-year term extension + unpriced option	low 310’s	mid Feb. 2011	late Dec. 2011
			Future Contract	OGX	part two of 2-year term extension + unpriced option	low 270’s	late Dec. 2011	mid Feb. 2013
Ocean Baroness	7,000’	Brazil	Current Contract	Petrobras	three-year term (includes 50% of pot. 5% bonus) + option to convert to 5 years during 1st year of operation	mid 280’s	early Sept. 2010	early Sept. 2013

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil Cont.
Ocean Courage	10,000’	Brazil	Current Contract	Petrobras	five-year term (includes 50% of pot. 6% bonus) + unpriced option	400 – 410	mid Feb. 2010	mid Feb. 2015
Ocean Valor	10,000’	Brazil	Current Contract	Petrobras	3-year term + option to convert to 5 years during 1st year	low 450’s	late Oct. 2010	late Oct. 2013
Drillship (1)
Ocean Clipper	7,875’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid Dec. 2010	early March 2011
		Brazil	Upgrade for Petrobras	DODI			early March 2011	mid May 2011
		Brazil	Resume Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid May 2011	mid Dec. 2015
International Jack-ups (7)
Ocean Nugget	300’ IC	Mexico	Resume Current Contract	Pemex	849 day term	mid 130’s	early Feb. 2010	late July 2011
Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	52 day extension	low 80’s	early Jan. 2011	late Feb. 2011
Ocean Scepter	350’ IC	Brazil	Standby	DODI			mid July 2010	early Feb. 2011
		Brazil	Future Contract	OGX	one-year term + unpriced option	mid 130’s	early Feb. 2011	early Feb. 2012
Ocean King	300’ IC	Montenegro	Actively Marketing	DODI
Ocean Sovereign	300’ IC	Thailand	Standby	DODI				mid Jan. 2011
		Thailand	Future Contract	Salamander	Six firm + three unpriced option wells	low 70’s	mid Jan. 2011	mid April 2011
Ocean Heritage	300’ IC	Suez Gulf	Current Contract	SUCO	six-month extension	high 50’s	late July 2010	mid Jan. 2011
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year extension + unpriced option	mid 60’s	late Oct. 2010	late Oct. 2011
NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract.
Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated.
Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM=Gulf of Mexico.
*Nominal Water Depth — Nominal water depth (in feet) reflects the current operating water depth capability for each drilling unit. In many cases, individual rigs are capable of drilling, or have drilled, in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011
EXPECTED 2010 DOWNTIME — 10 DAYS OR LONGER* (Subject to Change)
YTD Total thru Q3 =1,897
# Days

Rig	Q4 Actual	Comments
Shipyard — 5-Year Surveys/Maintenance
Spur	24	5-year survey
Winner	61	5-year survey & steel replacement

Total 5-year Surveys	85
Contract Preparation/Mobe/Acceptance Testing
Endeavor	16	Mobe to Egypt
Rover	22	Mobe
Sovereign	27	Mobe
Scepter	92	Contract prep, mobe for Brazil

Total Contract Prep.	157
New Rig Commissioning/Contract Prep/Maintenance/Other
Valor	51	Prep, mobe, accept. test for Brazil

Other Total	51

Total	293

*	Does Not Include Cold or Hot Stacked Rigs (see following page for cold stacked units)
Survey Costs: During surveys, normal opex applies, plus additional costs.
Mobe Costs: Amortized mobe costs are generally offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 14, 2011

COLD STACKED RIGS: 7 — (4 jack-ups, 3 semisubmersibles)

Ocean Crusader	200’ MC	GOM	Stacked	DODI

Ocean Drake	200’ MC	GOM	Stacked	DODI

Ocean Champion	250’ MS	GOM	Stacked	DODI

Ocean Spartan	300’IC	GOM	Stacked	DODI

Ocean Voyager	3,200’	GOM	Stacked	DODI

Ocean New Era	1,500’	GOM	Stacked	DODI

Ocean Bounty	1,500’	Malaysia	Stacked	DODI

Forward-Looking Statements: The rig status report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning the moratorium on, or suspension of, certain drilling activities in the GOM and enhanced safety requirements implemented by the U.S. government, related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, the effects of claims of force majeure and the outcomes of discussions with operators with regard thereto, rigs being upgraded or to be upgraded and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.